                                  EXHIBIT 10.18

                         COMMON STOCK WARRANT AGREEMENT

                            DATED AS OF APRIL 5, 2000

                                  BY AND AMONG

                       INTERNATIONAL TOTAL SERVICES, INC.

                                   AS ISSUER,

                                 BANK ONE, N.A.,

                                       AND

                                 PROVIDENT BANK

                                  AS PURCHASERS

                         COMMON STOCK WARRANT AGREEMENT

                                TABLE OF CONTENTS
                                -----------------

                                                                                                         Page
                                                                                                         ----


SECTION 1.      DEFINED TERMS.............................................................................1

SECTION 2.      WARRANT CERTIFICATES......................................................................4

SECTION 3.      EXECUTION OF WARRANT CERTIFICATES;MUTILATED OR MISSING WARRANT CERTIFICATES...............5

SECTION 4.      REGISTRATION/RESERVATION OF WARRANT SHARES................................................5

SECTION 5.      WARRANTS; EXERCISE OF WARRANTS............................................................6

SECTION 6.      PAYMENT OF TAXES..........................................................................7

SECTION 7.      FRACTIONAL INTERESTS......................................................................7

SECTION 8.      LIMITATIONS ON CERTAIN HOLDERS............................................................7

SECTION 9.      ADJUSTMENT OF NUMBER OF WARRANT
                SHARES ISSUABLE...........................................................................8

SECTION 10.     CALL AND PUT OPTIONS......................................................................9

SECTION 11.     "PIGGY BACK" REGISTRATION RIGHTS.........................................................10

SECTION 12.     COVENANTS................................................................................12

SECTION 13.     ACKNOWLEDGMENTS BY HOLDERS...............................................................14

SECTION 14.     TRANSFERS................................................................................14

SECTION 15.     STANDSTILL...............................................................................15

SECTION 16.     MISCELLANEOUS............................................................................16


EXHIBITS
--------

Exhibit A       Form of Warrant Certificate


                         COMMON STOCK WARRANT AGREEMENT


         THIS WARRANT AGREEMENT (as from time to time amended, supplemented, modified or restated, this "AGREEMENT") is dated as of April 5, 2000 and entered into by and among INTERNATIONAL TOTAL SERVICES, INC., an Ohio corporation (the "COMPANY"), BANK ONE, N.A. ("BANK ONE"), and PROVIDENT BANK ("PROVIDENT", collectively, the "PURCHASERS").

                                   WITNESSETH:

         A. The Company and the Purchasers wish to provide for the issuance and sale of warrants (the "WARRANTS") to purchase, at each Purchaser's option, but subject to the terms of Section 8 hereof, 200,000 shares of voting common stock, $.001 par value (the "COMMON STOCK"), of the Company by Bank One and 100,000 shares of Common Stock of the Company by Provident. Such number of shares shall be subject to adjustment as provided herein.

         B. This Agreement is being entered into by the Company and the Purchasers in consideration of, among other things, the Purchasers' agreement to amend the Company's current credit facility.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

                                   SECTION 1.

                                  DEFINED TERMS

         The following terms when used in this Agreement, including its preamble and recitals, shall have the following meanings:

         "AFFILIATE" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

         "AGREEMENT" has the meaning specified in the Preamble.

         "APPLICABLE LAW" means all provisions of laws, statutes, ordinances, rules, regulations, permits or certificates of any Governmental Authority applicable to such Person or any of its assets or property, and all judgments, injunctions, orders and decrees of all courts, arbitrators or Governmental Authorities in proceedings or actions in which such Person is a party or by which any of its assets or properties are bound.

         "CHANGE OF CONTROL" means (a) any Person or any two or more Persons acting in concert (in any such case, excluding the trustees of the Voting Trust as defined below) acquiring beneficial ownership (within the meaning of Rule 13d-3 of the Commission under the Exchange Act), directly or indirectly, of capital stock of the Company (or other securities convertible into such capital stock) representing 51% or more of the combined voting power of all capital stock of the Company entitled to vote in the election of directors, other than capital stock having such power only by reason of the happening of a contingency, (b) during any period of twelve consecutive calendar months, individuals who at the beginning of such period constituted the Company's board of directors (together with any new directors whose election by the Company's board of directors or whose nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reasons other than death or disability to constitute a majority of the directors then in office, or (c) termination of that certain Voting Trust Agreement dated November 1, 1999 by and among the Company, Robert A. Weitzel, H. Jeffrey Schwartz, J. Jeffrey Eakin and John P. O'Brien ("Voting Trust").

         "COMMISSION" means the Securities and Exchange Commission or any other federal agency at the time administering the 1933 Act.

         "COMMON STOCK" has the meaning specified in the first Recital.

         "COMPANY" has the meaning specified in the Preamble.

         "CONVERTIBLE SECURITIES" means rights to subscribe for, or any rights or options to purchase, shares of Common Stock, or any stock or other securities convertible into or exchangeable for shares of Common Stock, either currently or upon the happening of a specified date or event.

         "EQUIVALENT NONVOTING SECURITY" means, with respect to any security (a "FIRST SECURITY") issued or to be issued by any Person, a security (an "EQUIVALENT SECURITY") of such Person that is identical in rights and benefits to such first security, except that (a) the equivalent security shall not be entitled to vote on any matter on which holders of voting securities of such Person are entitled to vote, other than as required by Applicable Law or with respect to any amendment or repeal of any provision of the Organizational Documents of such Person or any other agreement or instrument pursuant to which the equivalent security was issued which provision specifically affects such equivalent security, (b) subject to such reasonable restrictions as any affected Regulated Holder may request (including any restriction necessary to prevent the violation by such Regulated Holder of any provision of Applicable Law with respect to its ownership of voting securities), the equivalent security shall be convertible in a one-to-one ratio into the first security and (c) the terms of the equivalent security shall include such provisions requested by any affected Regulated Holder as are reasonable and equitable to ensure that (i) the equivalent security is treated comparably to the first security with respect to dividends, distributions, stock splits, reclassifications, capital reorganizations, mergers, consolidations and other similar events and transactions, (ii) the conversion right provided in clause (b) above is equitably protected and (iii) the acquisition of the equivalent security will not cause such Regulated Holder to violate Applicable Law.

         "EXERCISE PRICE" means $1.41.

         "EXPIRATION DATE" has the meaning specified in Section 5.

         "FULLY DILUTED BASIS" means the calculation of the total number of shares of Common Stock outstanding at any time determined in conformity with GAAP.

         "GOVERNMENTAL AUTHORITY" means any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, or any court, in each case whether of the United States of America or foreign.

         "HOLDER" or "HOLDERS" means each of the Purchasers (so long as it holds any Warrants or Warrant Shares) and any other holder of any of the Warrants or Warrant Shares so long as such Warrant Shares constitute Registrable Securities.

         "ORGANIZATIONAL DOCUMENTS" means, with respect to any Person, each instrument or other document that (a) defines the existence of such Person, including its articles or certificate of incorporation, as filed or recorded with an applicable Governmental Authority or (b) governs the internal affairs of such Person, including its bylaws, in each case as amended, supplemented or restated.

         "PERSON" or "PERSONS" means and includes natural persons, corporations, limited partnerships, general partnerships, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

         "PURCHASERS" has the meaning specified in the Preamble.

         "REGISTRABLE SECURITIES" means any share of Common Stock that is a Warrant Share, but with respect to any share of Common Stock, only until such time as such share (i) has been effectively registered under the 1933 Act and disposed of in accordance with the registration statement covering it, (ii) has been sold to the public pursuant to Rule 144 (or any similar provision then in force) under the 1933 Act or (iii) has ceased to be outstanding.


         "REGISTRATION EXPENSES" means all expenses incident to the Company's performance of or compliance with Section 11, including, without limitation, all registration and filing fees, all fees of the New York Stock Exchange, Inc., other national securities exchanges or the National Association of Securities Dealers, Inc., all fees and expenses of complying with federal securities or blue sky laws, all word processing, duplicating and printing expenses (including expenses of printing prospectuses and of certificates for the Registrable Securities), messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of "cold comfort" letters required by or incident to such performance and compliance, any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (excluding any underwriting discounts or commissions with respect to the Registrable Securities) and the fees and expenses of one counsel to the Selling Holders or the Requesting Holders, as applicable (selected by Selling Holders or the Requesting Holders, as applicable, representing at least 50% of the Registrable Securities covered by such registration).

         "REGULATED HOLDER" has the meaning specified in Section 8.

         "REQUISITE HOLDERS" means Holders holding Warrants or Warrant Shares representing at least a majority of all Warrant Shares issued or issuable upon exercise of Warrants outstanding on the date of determination.

         "SECURITIES ACT" means the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission thereunder, all as amended from time to time.

         "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission thereunder, all as amended from time to time.

         "WARRANT CERTIFICATES" has the meaning specified in Section 2.

         "WARRANT NUMBER" has the meaning specified in Section 9.

         "WARRANT SHARES" means (a) the shares of Common Stock issued or issuable upon exercise of a Warrant in accordance with Section 5 or upon exchange of a Warrant in accordance with Section 5, (b) all other securities or other property issued or issuable upon any such exercise or exchange in accordance with this Agreement and (c) any securities of the Company distributed with respect to the securities referred to in the preceding clauses (a) and (b). As used in this Agreement, the phrase "Warrant Shares then held" by any Holder or Holders shall mean Warrant Shares held at the time of determination by such Holder or Holders, and shall include Warrant Shares issuable upon exercise of Warrants held at the time of determination by such Holder or Holders.

         "WARRANT DOCUMENTS" means this Agreement and the Warrant Certificates.

         "WARRANTS" has the meaning specified in the first Recital.


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

                                   SECTION 2.

                              WARRANT CERTIFICATES

         Contemporaneously herewith, in consideration of the Purchasers and Company agreeing to amend the Company's credit facility on Company's behalf, the Company is issuing and delivering to each of the Purchasers a certificate or certificates evidencing the Warrants to be issued to said Purchaser substantially in the form of Exhibit A hereto (the "WARRANT CERTIFICATES"), which Warrant Certificates shall be dated the date of issuance by the Company.


                                   SECTION 3.

                       EXECUTION OF WARRANT CERTIFICATES;
                    MUTILATED OR MISSING WARRANT CERTIFICATES

         Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board or its President or a Vice President. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, President or Vice President, and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, President or Vice President, notwithstanding the fact that at the time the Warrant Certificates shall be delivered or disposed of such Person shall have ceased to hold such office. Each Warrant Certificate shall also be manually signed on behalf of the Company by its Secretary or an Assistant Secretary.

         In case any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Company shall, upon request of the Holder of any such Warrant Certificate, issue, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, also satisfactory to the Company. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

                                   SECTION 4.

                   REGISTRATION/RESERVATION OF WARRANT SHARES

         The Company shall number and register the Warrant Certificates in a register as they are issued. The Company may deem and treat the registered Holders of the Warrant Certificates as the absolute owners thereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes and shall not be affected by any notice to the contrary. The Warrants shall be registered initially in such name or names as the Purchasers shall designate.

         The Company shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding options, warrants (including the Warrants) or other securities convertible into or exchangeable or exercisable for Common Stock.

         The Company covenants that all Warrant Shares and other capital stock issued upon exercise of Warrants will, upon payment of the Exercise Price therefor and issue thereof, be validly authorized and issued, fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.


                                   SECTION 5.

                         WARRANTS; EXERCISE OF WARRANTS

         Subject to the terms of this Agreement, each Holder shall have the right, which may be exercised at any time or from time to time until 5:00 p.m., Cleveland time, on March 31, 2007 (the "EXPIRATION DATE") to receive from the Company the number of fully paid and nonassessable Warrant Shares which the Holder may at the time be entitled to receive on exercise of such Warrants and payment of the Exercise Price then in effect for such Warrant Shares. Each Warrant not exercised prior to 5:00 p.m., Cleveland time, on the Expiration Date shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time; provided that the occurrence of the Expiration Date shall not relieve the Company of any obligation to any Holder which arose pursuant to the terms of this Agreement prior to such date.

         A Warrant may be exercised upon surrender to the Company at its address set forth on the signature pages hereto of the Warrant Certificate or Warrant Certificates to be exercised with the form of election to purchase attached thereto duly completed and signed, and upon payment to the Company of the Exercise Price for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Exercise Price may be made, at the option of the applicable Holder by cash, certified or bank cashier's check or wire transfer.

         Subject to the provisions of Section 6, upon such surrender of Warrants and payment of the Exercise Price the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Holder and in such name or names as such Holder may designate a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants (and such other consideration as may be deliverable upon exercise of such Warrants) together with, at the sole option of the Company, cash for fractional Warrant Shares as provided in Section 7. Such certificate or certificates shall be deemed to have been issued and the Person so named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price, irrespective of the date of delivery of such certificate or certificates for Warrant Shares.

         Each Warrant shall be exercisable, at the election of the Holder thereof, either in full or from time to time in part and, in the event that a Warrant Certificate is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued and delivered pursuant to the provisions of this Section 5 and of
Section 2.

         All Warrant Certificates surrendered upon exercise of Warrants shall be canceled and disposed of by the Company. The Company shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the Holders during normal business hours at its office.


                                   SECTION 6.

                                PAYMENT OF TAXES

         The Company will pay all taxes and other governmental charges (including all documentary stamp taxes, but excluding all foreign, federal, state or local income taxes payable by a Holder of a Warrant) in connection with the issuance or delivery of the Warrants hereunder, including all such taxes attributable to the initial issuance or delivery of Warrant Shares upon the exercise of Warrants and payment of the Exercise Price. The Company shall not, however, be required to pay any tax that may be payable in respect of any subsequent transfer of the Warrants or any transfer involved in the issuance and delivery of Warrant Shares in a name other than that in which the Warrants to which such issuance relates were registered, and, if any such tax would otherwise be payable by the Company, no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Company the amount of any such tax, or it is established to the reasonable satisfaction of the Company that any such tax has been paid.

                                   SECTION 7.

                              FRACTIONAL INTERESTS

         The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 7, be issuable on the exercise of any Warrants (or specified portion thereof), such fractional Warrant Share shall be eliminated.

                                   SECTION 8.

                         LIMITATIONS ON CERTAIN HOLDERS

         Notwithstanding anything in this Agreement or any Warrant Certificate to the contrary, no Holder which is subject to the provisions of Regulation Y promulgated by the Board of Governors of the Federal Reserve, or any successor regulation thereto ("REGULATION Y"), or which is affiliated with any entity subject to the provisions of Regulation Y if such affiliate holds securities of the Company (any such Holder being referred to herein as a "REGULATED HOLDER"), may exercise the Warrants for a number of Warrant Shares which would permit such Regulated Holder, together with its affiliates, to own or control a number of Warrant Shares greater than that permitted by law, including without limitation, Regulation Y.


                                   SECTION 9.

                 ADJUSTMENT OF NUMBER OF WARRANT SHARES ISSUABLE

         The number of shares of Common Stock issuable upon the exercise of each Warrant (the "WARRANT NUMBER") is initially one. The Warrant Number is subject to adjustment from time to time upon the occurrence of the events enumerated in, or as otherwise provided in this Section 9.

         (a)      ADJUSTMENT FOR CHANGE IN CAPITAL STOCK.  If the Company:

                  (i) subdivides or reclassifies its outstanding shares of Common Stock into a greater number of shares;

                  (ii) combines or reclassifies its outstanding shares of Common Stock into a smaller number of shares; or

                  (iii) issues by reclassification of its Common Stock any shares of its capital stock;



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

then the Warrant Number in effect immediately prior to such action shall be proportionately adjusted so that the holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company which it would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.

         The adjustment shall become effective immediately after the effective date thereof. Such adjustment shall be made successively whenever any event listed above shall occur.

         (b) WHEN DE MINIMIS ADJUSTMENT DEFERRED. No adjustment in the Warrant Number need be made unless the adjustment would require an increase or decrease of greater than 10,000 shares of Common Stock. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment; provided that no such adjustment shall be deferred beyond the date on which a Warrant is exercised. All calculations under this Section 9 shall be made to the nearest 1/10th of a share.

         (c) WHEN NO ADJUSTMENT REQUIRED. If an adjustment is made upon the establishment of a record date for a distribution subject to subsection (a) hereof and such distribution is subsequently canceled, the Warrant Number then in effect shall be readjusted, effective as of the date when the Board of Directors determines to cancel such distribution, to that which would have been in effect if such record date had not been fixed.

         (d) NOTICE OF ADJUSTMENT. Whenever the Warrant Number is adjusted, the Company shall provide the notices to each Holder, in accordance with subsection 16(a) hereof.

         (e) WHEN ISSUANCE OR PAYMENT MAY BE DEFERRED. In any case in which this
Section 9 shall require that an adjustment in the Warrant Number be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event issuing to the Holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Warrant Number prior to such adjustment; PROVIDED that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional Warrant Shares or other capital stock upon the occurrence of the event requiring such adjustment.

         (f) FORM OF WARRANTS. Irrespective of any adjustments in the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

         (g) REGULATED HOLDERS. If, in the written opinion of counsel to any Regulated Holder (which may be internal counsel), the receipt by such

Regulated Holder of Warrant Shares (or any security included therein) upon any exercise or exchange pursuant to this Section 9 would cause such Regulated Holder to violate any provision of Applicable Law with respect to its ownership of voting securities of the Company, then the Company will use its best efforts (including using its best efforts to cause its Organizational Documents to be amended) to create an Equivalent Nonvoting Security with respect to Warrant Shares (or any such security included therein), and such Regulated Holder shall be entitled to receive upon such exercise or exchange, in lieu of such number (as it shall specify) of shares or other units of Warrant Shares (or any such security included therein) otherwise receivable by such Regulated Holder, the same number of shares or other units of such Equivalent Nonvoting Security.

                                   SECTION 10.

                              CALL AND PUT OPTIONS

         (a) PUT RIGHTS OF THE HOLDERS. From the earlier of (i) April 1, 2001 or
(ii) a Change in Control, and until the end of the term of this Agreement, each Holder may cause the Company to redeem all, but not less than all, of the Warrants owned by the Holder so long as at the time (i) the Company is not prohibited by law from doing so, or (ii) the Company is not prohibited by agreements with third parties from doing so. Such election must be exercised by a Holder by giving written notice to the Company not less than thirty (30) days nor more than sixty (60) days before the date specified in the notice as the closing date for the purchase. The purchase price shall be $1.00 per Warrant. Within thirty (30) days after the closing date for the purchase of the Warrants by the Company, the Company shall deliver to the Holder cash in the amount equal to the purchase price as set forth in this Section 10(a). Concurrent with the delivery of cash by the Company, Holder shall deliver the certificate or certificates evidencing the Warrants to be sold. At that time, the Company shall cancel the certificate or certificates. This thirty (30) day period shall not start to run until such time as any required approval or consent to the sale of the Warrants is obtained.

         (b) CALL RIGHT OF THE COMPANY. From and after the execution of this Agreement, the Company will have the option, but not the obligation, to purchase all, but not less than all of a Holder's Warrants. The purchase price for each Warrant purchased pursuant to this Section 10(b) shall be $4.50 per Warrant purchased from the date of this Agreement through March 31, 2001, and shall increase $1.00 per Warrant per year thereafter on each April 1, through the end of the term of this Agreement. Such option must be exercised by the Company by giving written notice to a Holder not less than thirty (30) days nor more than sixty (60) days before the date specified in the notice as the closing date for the purchase. Within thirty (30) days after the closing date for the purchase of the Warrants by the Company, the Company shall deliver to the Holder cash in the amount equal to the purchase price as set forth in this Section 10(b). Concurrent with the delivery of cash by the Company, Holder shall deliver the certificate or certificates evidencing the Warrants to be sold. This thirty (30) day period shall not start to run until such time as any required approval or consent to the sale of the Warrants is obtained. Holder may exercise the Warrant until the day before the closing date for the purchase of the Warrant.

         (c) The Company may assign all or part of its rights to purchase a Holder's Warrants, provided that all of the Holder's Warrants are purchased in accordance herewith.

                                   SECTION 11.

                         "PIGGYBACK" REGISTRATION RIGHTS

         The Company hereby grants to the Holders the "piggyback" registration rights with respect to the Registrable Securities as set forth in this Section 11.

                  (a) RIGHT TO PIGGYBACK. Whenever the Company proposes to register any of its securities under the Securities Act (except for the registration of securities to be offered pursuant to an employee benefit plan on Form S-8, pursuant to a registration made on Form S-4, or any successor forms then in effect) at any time and the registration form to be used may be used for the registration of the Registrable Securities (a "Piggyback Registration"), it will so notify in writing all holders of Registrable Securities not later than 30 days prior to the anticipated filing date. Subject to the provisions of Section 11(c), the Company will include in the Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion within 15 business days after the applicable holder's receipt of the Company's notice. The holders of Registrable Securities may withdraw all or any part of the Registrable Securities from a Piggyback Registration at any time before three business days prior to the effective date of the Piggyback Registration. If a Piggyback Registration is an underwritten offering effected under Section 11(c), all Persons whose securities are included in the Piggyback Registration must sell their securities on the same terms and conditions as apply to the securities being issued and sold by the Company. If at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses in connection therewith) and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities.

                  (b) PIGGYBACK EXPENSES. The Company shall pay all Registration Expenses in connection with any registration pursuant to this Section 11.

                  (c) PRIORITY ON PRIMARY AND SECONDARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary or secondary registration and the managing underwriters give the Company their written opinion that the total number or dollar amount of securities requested to be included in the registration exceeds the number or dollar amount of securities that can be sold, the Company will include the securities in the registration in the following order of priority: first, all securities the Company proposes to sell and second, any other securities (provided they are of the same class as the securities sold by the Company) requested to be included, allocated among the holders of the securities on a pro rata basis based on the total number of such securities requested to be registered.

                  (d) SELECTION OF UNDERWRITERS. If any Piggyback Registration is an underwritten offering, the Company will select the investment banker(s) and manager(s) that will administer the offering, and shall enter into a customary underwriting agreement with the investment banker(s) and manager(s).

                  (e) OTHER REGISTRATIONS. The Company agrees that after filing a registration statement with respect to Registrable Securities pursuant to this Section 11 that has not been withdrawn or abandoned, the Company will not register any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act, whether on its own behalf or at the request of any holder of those securities, until at least three months has elapsed from the effective date of the previous registration. This three-month hiatus does not apply to registrations of securities to be issued in connection with employee benefit plans, to permit exercise or conversions of options, warrants, or other convertible securities, or in connection with any contractual obligation of the Company to register securities.

                  (f) FURTHER INFORMATION. The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such Holder and the distribution of such securities as the Company may from time to time reasonably request in writing.

                  (g) BEST EFFORTS. A Holder shall use its best efforts to take all steps necessary or advisable to cooperate with the Company and any underwriter to effect the registration of the Registrable Securities contemplated hereby. If a Holder does not so cooperate, the Company has the option, in its sole discretion, to prohibit the Registrable Securities of such Holder from being included in such registration.

                  (h) HOLDBACK. Each of the Company and each Holder holding Registrable Securities included in a registration statement hereunder agrees not to effect any public sale or distribution of shares of Common Stock during the period specified by the managing underwriter or underwriters of the underwritten offer being made pursuant to such registration statement (which period shall not exceed seven days prior to and 180 days following the effective date of such registration statement), except as part of such registration, if and to the extent reasonably requested by such managing underwriter or underwriters.

                                   SECTION 12.

                                    COVENANTS

         (a) RIGHTS. Nothing contained in this Agreement shall be construed as conferring upon any Holder, prior to its exercise of any Warrant, the right to vote or to consent or to receive notice as stockholders in respect of meetings of stockholders or the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company, except as expressly provided hereunder or under applicable law.

         (b) REGULATED HOLDERS.

                  (i) Notwithstanding any other provision of this Agreement to the contrary, except as provided in this subsection 12(b), without the prior written consent of any Regulated Holder, the Company shall not, directly or indirectly, redeem, purchase or otherwise acquire, convert or take any action (including any amendment to an Organizational Document) with respect to the voting rights of, or undertake any other action or transaction (including any merger, consolidation or recapitalization) affecting, any shares of its capital stock or other voting securities if the result of the foregoing would be to cause the ownership of the capital stock of any Person by such Regulated Holder, or the ownership of voting securities of any Person (or any class thereof) by such Regulated Holder, to exceed the quantity of such capital stock or voting securities (or any class thereof) that such Regulated Holder is permitted under Applicable Law to own. Any action or transaction referred to in the preceding sentence shall be referred to herein as a "SECTION 12(B) TRANSACTION." The Company shall be permitted to undertake any Section 12(b) Transaction which would otherwise result in the ownership by any Regulated Holder of voting securities (or any class thereof in excess of the quantity permitted by Applicable Law if, in a manner reasonably satisfactory to such Regulated Holder, the Company shall provide or cause to be provided for such Regulated Holder (i) to receive in connection with any such action or transaction a number of shares or other units of Equivalent Nonvoting Securities equal to such excess in lieu of the same number of shares or other units of the voting securities it would otherwise have received or (ii) if it would not otherwise have received voting securities in connection with such action or transaction, to exchange a number of shares or other units of voting securities then held by such Regulated Holder equal to such excess for the same number of shares or other units of Equivalent Nonvoting Securities. If the Company proposes to undertake any action or transaction which could constitute a Section 12(b) Transaction, it shall provide the Holders at least 15 days prior written notice thereof. If, in the written opinion of counsel to any Regulated Holder (which may be internal counsel) delivered within 10 days following receipt of such notice, such action or transaction constitutes a Section 12(b) Transaction with respect to such Regulated Holder, then the Company shall delay undertaking such Section 12(b) Transaction for the purpose of using its best efforts to agree on a manner in which to restructure such action or transaction in a manner reasonably satisfactory to the Company and such Regulated Holder so that it no longer would constitute a Section 12(b) Transaction. If the Company and such Regulated Holder are unable to agree, within 20 days of the delivery of such written opinion, upon a manner in which to so restructure such Section 12(b) Transaction, and such Section 12(b) Transaction is a bona fide action or transaction proposed by the Company in good faith, then the Company shall be permitted to undertake such Section 12(b) Transaction if prior to or concurrently with doing so it purchases from such Regulated Holder, at a purchase price per share of Common Stock equal to the then applicable call price as specified in Section 10(b) above, a number (specified by such Regulated Holder) of Warrants (based on the number of Warrant Shares represented thereby) or Warrant Shares sufficient, in the written opinion of counsel to such Regulated Holder (which may be internal counsel), to prevent such Section 12(b) Transaction from causing the ownership of the capital stock of any Person by such Regulated Holder to exceed the quantity of such capital stock that such Regulated Holder is permitted under Applicable Law to own.

                  (ii) If it becomes unlawful for any Regulated Holder to continue to hold some or all of the Warrants or Warrant Shares held by it, or restrictions are imposed on any Regulated Holder by Applicable Law which, in the reasonable judgment of such Regulated Holder, make it unduly burdensome to continue to hold such Warrants or Warrant Shares, the Company shall (i) cooperate with such Regulated Holder in any efforts by such Regulated Holder to dispose of some or all of such Warrants or Warrant Shares in a prompt and orderly manner, including providing (and authorizing such Regulated Holder to provide) financial and other information concerning the Company to any prospective purchaser of such Warrants or Warrant Shares and (ii) at the request of such Regulated Holder, take all steps (including using its best efforts to cause its Organizational Documents to be amended) necessary to create an Equivalent Nonvoting Security with respect to the Warrant Shares then held by such Regulated Holder and permit such Regulated Holder to exchange Warrant Shares for the same number of shares or other units of such Equivalent Nonvoting Security; PROVIDED, that nothing in this subsection 12(b) shall require the Company to register or qualify such Warrants or Warrant Shares under any federal or state securities laws.

         (c) PUBLIC DISCLOSURES. The Company will not disclose any Holder's name or identity as an investor in the Company in any press release or other public announcement or in any written consent of such Holder, unless such disclosure is required by applicable law or governmental regulations or by order of a court of competent jurisdiction in which case prior to making such disclosure the Company will give written notice to such Holder describing in reasonable detail the proposed content of such disclosure and will permit the Holder to review and comment upon the form and substance of such disclosure.


                                   SECTION 13.

                           ACKNOWLEDGMENTS BY HOLDERS

         Each Holder acknowledges the following:

         (a) The Common Stock of the Company is not trade on any national exchange as defined by the Securities Act or the Securities Exchange Act and the rules and regulations adopted by the Commission.

         (b) There is no orderly market or readily available market for the Company's Common Stock.

         (c) The information and disclosures required to be made by the Company to the Commission is not current and the Company is delinquent in its filings with the Commission and may be for the foreseeable future.

                                   SECTION 14.

                                    TRANSFERS

         Each Holder, subject to the requirements of either the Securities Act or the Securities Exchange Act and the rules and regulations adopted by the Commission thereunder, shall be permitted to transfer not less than 50,000 Warrants or Warrant Shares (and the rights relating thereto under this Agreement and the other Warrant Documents), to any Person other than a competitor of the Company or any affiliate of such competitor; PROVIDED that:

                  (i) such transfer is made pursuant to a registration statement under the Securities Act (it being acknowledged that the Company shall not be obligated to assist in any manner in any such registration) or pursuant to an exemption from the registration requirements of the Securities Act;

                  (ii) if such transfer is being made pursuant to an exemption from such registration requirements and if requested by the Company, counsel for such Holder (which counsel shall be reasonably acceptable to the Company) furnishes to the Company an opinion to the effect that such transfer is being made pursuant such an exemption;

                  (iii) the applicable transferee (or, in the case of an account manager, the managed account on behalf of which the account manager is acting) is an "accredited investor" as defined in Regulation D promulgated under the Securities Act;

                  (iv) such transferee represents to the Company in writing that it is acquiring such Warrant or Warrant Share solely for its own account and not as nominee or agent for any other Person and not with a view to, or for offer or sale in connection with, any distribution thereof (within the meaning of the Securities Act) that would be in violation of the securities laws of the United States of America or any state thereof, without prejudice, however, to its right at all times to sell or otherwise dispose of all or any part of said Warrant or Warrant Share pursuant to a registration statement under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act, and subject, nevertheless, to the disposition of its property being at all times within its control. Such transferee shall also agree in writing to be party to and bound by the terms of this Agreement.

                                   SECTION 15.

                                   STANDSTILL

         Each Holder agrees that as long as it is a Holder, and for the twelve
(12) months following the date it is no longer a Holder, neither it nor any of its Affiliates will, without the prior written consent of the Company acting through its board of directors (it being acknowledged, however, that the Purchasers may take such actions as are otherwise provided for in the Company's current credit facility, as the same may be amended in accordance therewith, without such actions being deemed to be a breach of this Section 15):

         (a) make, or in any way participate, directly or indirectly, in any solicitation of proxies or consents (as such terms are used in the rules of the Commission), or seek to advise or influence any person or entity, with respect to the voting of any voting securities of the Company;

         (b) initiate or propose any stockholder proposal with respect to the Company as described in Rule 14a-8 under the Securities Exchange Act;

         (c) make any public announcement with respect to, or submit a proposal for, or offer of (with or without conditions) any extraordinary transaction involving the Company or any subsidiary or division thereof or any of their securities or assets;

         (d) acquire, offer to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, any voting securities or direct or indirect rights to acquire any voting securities of the Company, other than the Warrant Shares;

         (e) act alone, or in concert with others, to seek to control or influence the management, board of directors or policies of the Company; or

         (f) form, join or in any way participate in a "group" as defined in the Securities Exchange Act, or advise, assist or encourage any other persons in connection with any of the foregoing.

                                   SECTION 16.

                                  MISCELLANEOUS

         (a) NOTICES. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and shall be made by personal service, confirmed telecopy transmission, United States Mail or reputable courier service:

                  (i) if to Purchaser or subsequent Holder, at the address or telecopy number set forth on the signature pages to this Agreement, or such other address as shall be designated in a written notice delivered to the Company; and

                  (ii) if to the Company, at the address or telecopy number set forth on the signature pages to this Agreement, or such other address as shall be designated in a written notice delivered to the other parties hereto.

         Unless otherwise specifically provided herein, any notice or other communication shall be deemed to have been given when delivered in person or by courier service, upon receipt of the confirmed telecopy transmission, or three business days after depositing it in the United States mail with postage prepaid and properly addressed.

         (b) FAILURE OR DELAY NOT WAIVER, REMEDIES CUMULATIVE. No failure or delay on the part of any Holder in the exercise of any power, right or privilege hereunder or under any other Warrant Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Warrant Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.

         (c) SEVERABILITY. In case any provision in or obligation under this Agreement or the Warrant Certificates shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         (d) HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

         (e) APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF OHIO.

         (f) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Purchasers (including each Holder and its successors and assigns).

         (g) COUNTERPARTS. This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

         (h) AMENDMENTS. No amendment, modification, termination or waiver of any provision of this Agreement (including the terms of any agreement incorporated by reference) and the Warrant Certificates or consent to any departure by the Company therefrom, shall in any event be effective without the written concurrence of the Holders.

                                   *    *    *

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                  INTERNATIONAL TOTAL SERVICES, INC.


                                  By: /s/ Mark D. Thompson
                                                          ---------------------
                                  Name:  Mark D. Thompson
                                                         ----------------------
                                  Title: President & CEO
                                                        -----------------------


                                  Notice Address:
                                  --------------

                                  ITS
                                  ---------------------------------------------
                                  P.O. Box 318029
                                  ---------------------------------------------
                                  Cleveland Ohio  44131
                                  ---------------------------------------------
                                  Attention: President
                                  ---------------------------------------------


                                  BANK ONE, N.A.


                                  By: /s/ T. Steven Blake
                                                         ----------------------
                                  Name: T. Steven Blake
                                  Title: First Vice President

                                  Notice Address:
                                  --------------

                                  Bank One N.A.
                                  ---------------------------------------------
                                  600 Superior Ave NE
                                  ---------------------------------------------
                                  Cleveland Ohio 44114
                                  ---------------------------------------------
                                  Attention: Managed Assets
                                  ---------------------------------------------

                                  PROVIDENT BANK


                                  By: /s/ William L. Huffman
                                                            --------------------
                                  Name: William L. Huffman, Jr
                                                               -----------------
                                  Title: Vice President
                                                       -------------------------
                                  Notice Address:
                                  --------------

                                  The Provident Bank
                                  ---------------------------------------------
                                  1111 Superior Ave
                                  ---------------------------------------------
                                  Cleveland Ohio 44114
                                  ---------------------------------------------
                                  Attention: Regional President
                                  ---------------------------------------------

                                    EXHIBIT A

                          [FORM OF WARRANT CERTIFICATE]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON APRIL 5, 2000, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES REPRESENTED BY THIS CERTIFICATE (AND THE SHARES ISSUABLE UPON EXERCISE OF SUCH SECURITIES) ARE SUBJECT TO A WARRANT AGREEMENT, DATED APRIL 5, 2000, BY AND BETWEEN THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND THE PURCHASERS REFERRED TO THEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN SUCH WARRANT AGREEMENT AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF THIS CERTIFICATE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF SUCH AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

                   Warrants to Purchase at the Holders Option:
       Common Stock, .001 par value, of International Total Services, Inc.

No. 1                                                                __Warrants
                                                                  April 5, 2000

                               WARRANT CERTIFICATE

         This Warrant Certificate certifies that ______________________________ or registered assigns is the registered owner of ________________ Warrants, each Warrant entitling such owner to purchase initially, at such owner's option, subject to the provisions of Section 8 of the Warrant Agreement, one share of Common Stock, $.001 par value ("COMMON STOCK"), of International Total Services, Inc. (the "COMPANY") at the Exercise Price, as defined in Section 1 of the Warrant Agreement hereinafter referred to, at any time or from time to time until 5:00 p.m., Cleveland time, on March 31, 2007 and, subject to the terms and conditions hereof and of the Warrant Agreement. The number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events, as set forth in the Warrant Agreement.

         The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants, and are issued or to be issued pursuant to a Warrant Agreement, dated as of April 5, 2000 (the "WARRANT AGREEMENT"), duly executed and delivered by the Company and the Purchasers referred to therein, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

         The holder of Warrants evidenced by this Warrant Certificate may exercise such Warrants under and pursuant to the terms and conditions of the Warrant Agreement by surrendering this

Warrant Certificate, with the purchase form attached hereto (and by this reference made a part hereof) properly completed and executed, together with payment of the Exercise Price in accordance with the terms of the Warrant Agreement. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less that the total number of Warrants evidenced hereby, there shall be issued by the Company to the holder hereof or its registered assignee a new Warrant Certificate evidencing the number of Warrants not exercised.

         The Warrant Agreement provides that upon the occurrence of certain events the number of Warrants set forth on the face hereof may, subject to certain conditions, be adjusted.

         Warrant Certificates, when surrendered with the assignment form attached hereto (and by this reference made a part hereof) properly completed and executed at the office of the Company by the registered holder thereof in person or by a legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

         The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

THIS WARRANT CERTIFICATE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF OHIO.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be signed by its Chairman of the Board, President or Vice President and attested to by its Secretary or Assistant Secretary.

                                     INTERNATIONAL TOTAL SERVICES, INC.


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

ATTEST:

By:
    --------------------------------
Name:
Title:

                                  PURCHASE FORM


To:

         The undersigned, pursuant to the provisions set forth in the attached Warrant Certificate (Certificate No. W__), hereby elects to exercise for the purchase of _____ Warrant Shares covered by such Warrant Certificate and makes payment herewith in full therefor at the price per share provided by such Warrant Certificate, and directs that the Warrant Shares deliverable upon such exercise be registered in the name and at the address specified below and delivered thereto.

                                    [HOLDER]

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                    Notice Address:
                                    --------------

                                    -------------------------------------------

                                    -------------------------------------------

                                    -------------------------------------------

                                    -------------------------------------------

Date:           ,
      ---------  -----

                                 ASSIGNMENT FORM

         FOR VALUE RECEIVED, the undersigned, pursuant to the provisions set forth in the attached Warrant Certificate (Certificate No. W__), hereby sells, assigns and transfers all of its rights under such Warrant Certificate with respect to the number of Warrant Shares covered thereby set forth below, unto:

NAMES OF ASSIGNEE                   ADDRESS                     NO. OF SHARES
-----------------                   -------                     -------------




                                    [HOLDER]




                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                    Notice Address:
                                    --------------

                                    ------------------------------------------

                                    ------------------------------------------

                                    ------------------------------------------

                                    ------------------------------------------


Date:          ,
      ---------  -----